UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                          Date of Report: June 15, 2004
                                          -------------

                           Parallel Technologies, Inc.
        (Exact name of small business issuer as specified in its charter)

                         Commission File Number: 0-19276

          Nevada                                               13-3140715
------------------------                                ------------------------
(State of incorporation)                                (IRS Employer ID Number)

                 211 West Wall Street, Midland, Texas 79701-4556
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (432) 682-1761
                                 --------------
                        (Registrant's telephone number)



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Item 4 - Changes in Registrant's Certifying Accountant

On March 25, 2004, reporting an event occurring on March 14, 2004, the Company filed a Current Report on Form 8-K reporting a change in control transaction through the sale of 20,000,000 shares of restricted, unregistered common stock to Glenn A. Little. Mr. Little was concurrently elected Chief Executive Officer, President, Chief Operating Officer, Chairman of the Board of Directors, and Secretary and Treasurer of the Company. With Mr. Little's assumption of control of the Company, he began to undertake the necessary steps to correct the previous administration's lapses in filing the required periodic reports under the Securities Exchange Act of 1934 ('34 Act).

On February 28, 1996, Parallel Technologies, Inc. (Company) was notified that it's then appointed auditors, Grant Thornton, through their Melville, New York office, was resigning due to reasons as set forth in their letter, which was filed as a component of a Current Report on Form 8-K filed by the Company on March 12, 1996.

Grant Thornton's work was to be performed on the Company's financial statements for the year ended December 31, 1994 and their work was not completed due to a lack of available capital to complete the Company's then business plan. No Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q have been filed by the Company since the Form 10-Q for the quarter ended September 30, 1994. Further, the Company has not had an auditor of record since Grant Thornton's resignation in February 1996.

Engagement of S. W. Hatfield, CPA
---------------------------------

On June 15, 2004, as a result of the change in control of the Company, the Company's Sole Director authorized the engagement of S. W. Hatfield, CPA of Dallas, Texas (SWHCPA) as the Company's new independent auditors. The Company did not consult with SWHCPA at any time prior to the February 18, 2004 change in control or subsequent thereto, including the Company's two most recent fiscal years ended December 31, 2003 and 2002, and the subsequent interim periods through the date of this Report, regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Item 5 - Other Events

On Tuesday, June 8, 2004, the U. S. Securities and Exchange Commission temporarily suspended trading in 26 separate stocks, including the Company's, because the respective companies had failed to file periodic financial statements as required by the '34 Act. The Company, through the actions of prior management, has been delinquent in filing its Annual and Quarterly Reports on either Form 10-KSB or Form 10-QSB since the quarter ended September 30, 1994.

With the engagement of S. W. Hatfield, CPA, management, through this filing, is notifying the general public of it's intent to file the Annual Report on Form 10-KSB for each of the years ended December 31, 2001, December 31, 2002 and December 31, 2003, as soon as the appropriate records can be provided to S. W. Hatfield, CPA, the Company's newly appointed independent certified public accounting firm and the required audits of the Company's financial statements may be completed. Additionally, the Company intends to file the required Quarterly Reports on Form 10-QSB for each of the respective quarters ended March 31, June 30, and September 30, 2002; March 31, June 30, and September 30, 2003 and March 31, 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     Parallel Technologies, Inc.

Date: June 21, 2004                                   By:  /s/ Glenn A. Little
      -------------                                      -----------------------
                                                                 Glenn A. Little
                                                         Chief Executive Officer